AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Small Cap Growth Portfolio

(the “Portfolio”)

Supplement dated June 15, 2022 to the Portfolio’s Prospectuses and Summary Prospectuses dated May 1, 2022, as amended.

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The following replaces the chart under the heading “Portfolio Managers” in the Prospectuses and Summary Prospectuses for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Bruce K. Aronow*	Since 2000	Senior Vice President of the Adviser
Esteban Gomez	Since 2019	Senior Vice President of the Adviser
Samantha S. Lau	Since 2005	Senior Vice President of the Adviser
Heather Pavlak	Since 2019	Vice President of the Adviser
Wen-Tse Tseng	Since 2006	Senior Vice President of the Adviser

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* Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

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The following replaces certain information under the heading “Management of the Portfolio - Portfolio Managers” in the Prospectuses.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Bruce K. Aronow; since 2000; Senior Vice President of the Adviser*	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

Esteban Gomez; since 2019; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

Samantha S. Lau; since 2005; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2017.

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years

Heather Pavlak; since 2019; Vice President of the Adviser	Vice President of the Adviser, with which she has been associated in a substantially similar capacity to her current position since 2018. Before joining the Adviser in 2018, she spent four years at Schroders Investment Management as an equity research analyst.

Wen-Tse Tseng; since 2006; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

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* Mr. Aronow is expected to retire from the Adviser effective December 31, 2023.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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